================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 18, 2002

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                   1-9210             95-4035997
     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)     Identification No.)


                  10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA                      90024
          (Address of principal executive offices)          (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


================================================================================

Item 9.  Regulation FD Disclosure
------   ------------------------

            Speech by Stephen I. Chazen, Chief Financial Officer and
            --------------------------------------------------------
                Executive Vice President - Corporate Development
                ------------------------------------------------
                                  June 18, 2002
                                  -------------

     The following is the presentation made by Stephen I. Chazen, Chief Financial Officer and Executive Vice President - Corporate Development of Occidental Petroleum Corporation, at the Bank of America Securities Energy & Power Conference on June 18, 2002, in New York, New York.

--------------------------------------------------------------------------------


                        OCCIDENTAL PETROLEUM CORPORATION


                                 Stephen Chazen
                             Chief Financial Officer
                                        &
                  Executive Vice President Business Development


                           BANK OF AMERICA SECURITIES
                            ENERGY & POWER CONFERENCE

                                                              New York
                                                              June 18, 2002


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    OVERVIEW


                                  PROFITABILITY

     o  Oil & Gas Industry Leader (1999-2001)
        -  Profits per BOE
     o  Top Quartile (1999-2001)
        -  Return on Capital Employed
        -  Return on Equity

                                    CASH FLOW
     o  Oil & Gas Industry Leader (1999-2001)
        -  Free cash flow per BOE
     o  Chemical Business (2001)
        -  $185 million despite worst market in 20 years

                                  BALANCE SHEET
     o  Strongest balance sheet in 20 years

                           OIL & GAS PRODUCTION GROWTH
     o  5% annual growth (2002-2006)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        NET INCOME BEFORE SPECIAL ITEMS*


                               First Quarter 2002
                                  ($ Millions)

       [the following is a tabular representation of graphical materials]

 OXY     AHC     APC     APA     DVN     COC      BR     UCL     MRO     KMG      P
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  129     113      89      81      75      55      48      43      27       5      (7)


     WTI oil price averaged $21.64/BBL
     NYMEX gas price averaged $2.57/MCF


                     * Special Items as reported by company


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           RETURN ON CAPITAL EMPLOYED


                                1999-2001 Average
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

 XOM     COC     OXY     AHC     CVX      BP     KMG      P      UCL     APA      BR     MRO     DVN     APC
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
0.182   0.148   0.135   0.125   0.124   0.115   0.112   0.111   0.107   0.105   0.081   0.068   0.033   0.032


Total 1999-2001 income before interest expense divided by total capital employed [debt + equity]; interest is added back after-tax [using a 35% statutory rate, not effective rate] - per SEC filings.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 FREE CASH FLOW*


                            1999-2001 Average Annual
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

 OXY      BP     AHC     XOM     MRO     COC     APA     BR      CVX      P      UCL     KMG     DVN     APC
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 9.37    5.93    5.24    5.15    5.00    4.86    4.78    4.46    4.28    4.05    4.00    3.96    3.51   (0.78)

* Exploration and production income (SEC filings) after taxes & before interest expense, plus DD&A, plus exploration expense, minus capital - divided by BOE sales


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             PRODUCTION REPLACEMENT


                           1999-2001 Weighted Average
                               Excludes Purchases
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

 APC     KMG      BP     APA     CHV     OXY      P      UCL      BR     XOM     DVN     COC     AHC     MRO
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 199%    190%    160%    127%    116%    115%    109%    109%    108%    105%     97%     94%     79%     (4%)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           FINDING & DEVELOPMENT COSTS


                                1999-2001 Average
                               Excludes Purchases
                                     ($/BOE)

       [the following is a tabular representation of graphical materials]

  BP     OXY     XOM     CHV     KMG      P       BR     UCL     APA     APC     COC     DVN     AHC
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 3.39    3.85    4.12    4.59    4.80    4.83    5.42    6.68    6.69    6.79    7.03    8.04    9.50


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 PROVEN RESERVES


                                   Million BOE

       [the following is a tabular representation of graphical materials]

   US        Qatar     Ecuador     Yemen    Colombia     Oman      Russia    Pakistan
--------   --------   --------   --------   --------   --------   --------   --------
   1,698        200         85         63         58         57         52         27


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           DEBT, RESERVES & PRODUCTION

                                              1997         2001
                                            --------     --------
Total Debt ($ Millions)                     $  6,326     $  4,890
Production (Thousand BOE/Day)                    395          476
Proven Reserves (Million BOE)                  1,310        2,241
Reserves/Production Ratio (Years)                9.1         12.9


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        TOTAL DEBT/CAPITALIZATION RATIO*


                                 March 31, 2002
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

 APA      P      OXY     MRO     APC     UCL     AHC      BR     KMG     COC     DVN
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
   39      45      46      50      53      54      59      63      64      73      89


   * Total Debt = Debt + Redeemable Preferred Stock; ratio excludes Goodwill


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           MIDDLE EAST - OXY INTERESTS


                              [map of Middle East]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           ABU DHABI - DOLPHIN PROJECT

                                               o  25-year/$3.5 billion
                                                  project to:
                                                  -  Develop 2 Bcf/day
                                                     of gas in Qatar's
                                                     North Field
                                                  -  Construct 260-mile
        [map of Dolphin project]                     pipeline to deliver
                                                     the gas to U.A.E.
                                                     markets
                                               o  Dolphin Partners
                                                  -  U.A.E Offsets Group
                                                     (51%)
                                                  -  Occidental (24.5%)
                                                  -  TotalElfFina (24.5%)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          OIL & GAS PRODUCTION FORECAST


       [the following is a tabular representation of graphical materials]

                         2001   2002E   2003E   2004E   2005E   2006E
                        -----   -----   -----   -----   -----   -----
United States             315     320     327     330     332     331
Middle East                88      98     107     120     130     162
Latin America              31      36      44      65      69      70
Other                      42      46      47      50      49      47
                        -----   -----   -----   -----   -----   -----
Total                     476     500     525     565     580     610


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              OCCIDENTAL'S OUTLOOK


     o  Attractive investment opportunity
        -  Profitable growth
        -  Competitive dividend
        -  Strong balance sheet
        -  Concentrated core assets
           o  Large, stable U.S. assets
           o  Strong growth in Middle East


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        OCCIDENTAL PETROLEUM CORPORATION


                                   [OXY LOGO]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        OCCIDENTAL PETROLEUM CORPORATION

     Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


--------------------------------------------------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OCCIDENTAL PETROLEUM CORPORATION
                                                 (Registrant)


DATE:  June 18, 2002          S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)s